SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
   January 19, 2006

MRO Software, Inc.
(Exact name of Registrant as specified in its charter)

Massachusetts	0-23852	04-2448516
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Crosby Drive, Bedford, MA 01730
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(781) 280-2000

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Announcement of Results of Operations for First Quarter

On January 19, 2006, the Company announced its results of operations for the first quarter of the current fiscal year ended December 31, 2005.

A copy of the Company’s press release dated January 19, 2006 is furnished as Exhibit 99 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

Exhibit Number	Description of Exhibit

99	Press Release issued by MRO Software, Inc. on January 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRO Software, Inc.

Date: January 19, 2006	/s/ Craig Newfield
By: Craig Newfield
Title: V.P. & General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press Release issued by MRO Software, Inc. on January 19, 2006